UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 28, 2006
Gen-Probe Incorporated
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31279 (Commission File Number)	33-0044608 (I.R.S. Employer Identification No.)

10210 Genetic Center Drive San Diego, CA (Address of Principal Executive Offices)	92121 (Zip Code)

(858) 410-8000
(Registrant’s telephone number, including area code)

          Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.
          The information set forth under item 3.03 “Material Modifications to Rights of Security Holders” is incorporated herein by reference.
Item. 1.02      Termination of a Material Definitive Agreement.
          The information set forth under item 3.03 “Material Modifications to Rights of Security Holders” is incorporated herein by reference.
Item 3.03      Material Modifications to Rights of Security Holders.
          On September 28, 2006, the Board of Directors (the “Board”) of Gen-Probe Incorporated (the “Company”), at a regularly scheduled meeting, approved an amendment (the “Amendment”) to the Rights Agreement, dated as of September 16, 2002, as amended, between the Company and Mellon Investor Services LLC, as Rights Agent (the “Rights Agreement”). The Amendment accelerates the termination of the Company’s preferred stock purchase rights (the “Rights”) from the close of business on September 26, 2012 to the close of business on November 30, 2006. The Amendment also has the effect of terminating the Company’s Rights Agreement effective November 30, 2006. The form of Amendment is filed with this report as Exhibit 4.1 and is incorporated herein by reference.
Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          Upon the expiration of the Rights Agreement and the Rights on November 30, 2006, as described in Item 3.03 above, the Company will file a Certificate of Elimination with the Secretary of State of the State of Delaware eliminating the Certificate of Designations with respect to the Company’s Series A Junior Participating Preferred Stock which was issuable, under certain circumstances, upon exercise of the Rights.
Item 8.02      Other Events.
          At the same meeting, the Board adopted a stock ownership policy for directors and officers of the Company. The new stock ownership policy requires Gen-Probe officers and directors to maintain ownership of Company stock equal to between one and three times their annual salary, or director compensation, as applicable, depending on position level. Officers and directors will have five years to comply with the policy.
          A copy of the press release announcing the termination of the Rights Agreement and the adoption of the stock ownership policy is attached hereto as Exhibit 99.1.
Item 9.01.      Financial Statements and Exhibits.
     (d) The following exhibits are filed with this Current Report:

4.1	Form of Third Amendment to Rights Agreement dated as of October , 2006

99.1	Press Release dated October 2, 2006

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2006	GEN-PROBE INCORPORATED
	By:	/s/ R. William Bowen
R. William Bowen
Vice President, General Counsel and Corporate Secretary

EXHIBITS

Exhibit
Number	Description
4.1	Form of Third Amendment to Rights Agreement dated as of October , 2006
99.1	Press Release dated October 2, 2006